UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, DC  20549


                                FORM 8-K

                             CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported): November 3, 2005




                       Access Pharmaceuticals, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                     0-9314                  83-0221517
------------------------    ------------------------    -------------------
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                        Identification No.)


     2600 Stemmons Freeway, Suite 176, Dallas, Texas             75207
     -----------------------------------------------           ---------
        (Address of principal executive offices)               (Zip Code)


   Registrant's telephone number, including area code: (214) 905-5100
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
Item 1.01 Entry into a Material Definitive Agreement
          ------------------------------------------

On November 3, 2005, Access Pharmaceuticals, Inc. ("Access") amended its 7% (Subject to Adjustment) Convertible Promissory Notes Due September 13, 2005 issued to Oracle Partners LP, Oracle Institutional Partners LP, SAM Oracle Investments Inc. and Oracle Offshore Ltd. (each, a "Holder"). Access and the Holders agreed to amend the notes to provide for a new maturity date, April 28, 2007, and to decrease the conversion price from $5.50 per share to $1.00 per share. The amendment also provides for a mandatory conversion of the notes into common stock if the Company's stock trades at a price of at least 1.5 times the conversion price for a minimum number of trading days. There is also a provision to allow for a minimum price for conversion in the event of change of control.

In connection with such amendments, Access also amended its Shareholder Rights Plan to allow for issuances of common stock to Oracle and its affiliates upon conversion of the notes without the issuance of rights.

Item 7.01 Regulation FD Disclosure
          ------------------------

Access entered into a settlement agreement with Philip D. Kaltenbacher ("Kaltenbacher"), the holder of a convertible note of Access in the amount of $4,015,000 by paying him his principal amount due plus expenses and interest as outlined in the terms of the note.

Access issued a press release on November 9, 2005, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which it announced the restructuring and repayment of its short term debt, that an investment banker has been retained to assist Access in evaluating its strategic alternatives, including for its oncology business and provided an update on its lead oncology product. This information shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.


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
                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Access Pharmaceuticals, Inc.
                                                 (Registrant)

                                          By: /s/ Stephen B. Thompson
                                             ------------------
                                              Stephen B. Thompson
                                              Vice President and
                                              Chief Financial Officer

Dated November 9, 2005

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
                             EXHIBIT INDEX

Exhibit
Number  Description
------- ------------
99.1    Press Release, dated November 9, 2005

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